Exhibit 32.1




     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

         In connection with the filing of the Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2003 (the "Report") by NHP Retirement Housing Partners I Limited Partnership ("Registrant"), the undersigned hereby certifies that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


                                              /s/ Robert Lankford
                                             -----------------------------------
                                             Robert Lankford
                                             Chief executive officer and Chief
                                             financial officer of the
                                             General Partner
                                             August 14, 2003